Asset Impairment (Reversals) Charges	12 Months Ended
Dec. 31, 2025
Disclosure of impairment of assets [Abstract]
Asset Impairment (Reversals) Charges	Asset Impairment (Reversals) Charges
As part of the Company’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Company also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Company estimates a recoverable amount (the higher of value in use or fair value less costs of disposal) for the affected CGUs using discounted cash flow projections. The valuations are subject to measurement uncertainty from assumptions and inputs to the discount rates, power price forecasts, useful lives of the assets (extending to the last planned asset retirement in 2072) and long-range forecasts, which include changes to production, fuel costs, operating costs and capital expenditures. The Company recognized the following asset impairment (reversals) charges:

Year ended Dec. 31	Segment	2025	2024
Impairment charge, net of impairment reversals	Wind and Solar	20	—
Impairment charge related to the Required Divestitures	Gas	37	—
Impairment reversal related to generation equipment (Note 18)	Energy Transition	(30)	—
Changes in decommissioning and restoration provisions(1) (Note 24)	Energy Transition	(44)	24
Project development costs(2)	Corporate	4	22
Asset impairment (reversals) charges		(13)	46
(1)Changes relate to changes in discount rates, revisions in estimated cash flows and timing of cash flows.
(2)The Company recognized an impairment charge in the Corporate segment related to projects that are no longer proceeding.
Wind and Solar facilities Impairment Charge
During the year ended Dec. 31, 2025, internal valuations indicated the carrying values of four wind facilities exceeded their fair value less costs of disposal primarily due to updated production profiles and lower power price assumptions, which unfavourably impacted estimated future cash flows and resulted in an impairment charge of $37 million. The recoverable amount of $363 million for these four facilities was estimated based on fair value less costs of disposal using a discounted cash flow model and was categorized as a Level III fair value measurement. The discount rates used in the fair value measurements were in the range of 5.53 to 7.24 per cent.
During the year ended Dec. 31, 2025, the Company recognized impairment reversals for one wind facility and one solar facility, which had been previously impaired. The impairment reversals of $17 million were primarily due to changes in power price assumptions that favourably impacted estimated future cash flows. The recoverable amount of $233 million for these two facilities was estimated based on fair value less costs of disposal using a discounted cash flow model and was categorized as a Level III fair value measurement. The discount rates used in the fair value measurements were in the range of 6.10 to 7.24 per cent.
Required Divestitures
To meet the requirements of the federal Competition Bureau related to the acquisition of Heartland, the Company entered into a consent agreement with the Commissioner of Competition, under which the Company agreed to divest Heartland's Poplar Hill and Rainbow Lake facilities following the closing of the acquisition on Dec. 4, 2024.
During the year ended Dec. 31, 2025, the Company recognized an impairment loss in the amount of $37 million related to the Required Divestitures, with a corresponding fair value change in contingent consideration payable recognized in the statement of (loss) earnings for the period.